Related Party Disclosures (Tables)	12 Months Ended
Dec. 31, 2024
Related Party Disclosures
Summary of significant related party transactions	A summary of the significant related party transactions as at and for the years ended December 31, 2024 and 2023 are as follows:

($ millions)	2024	2023
Sales(1)	1 504	1 356
Purchases	130	139
Accounts receivable	41	108
Accounts payable and accrued liabilities	-	3

(1)	Includes sales to Petroles Cadeko Inc. of $823 million (2023 - $585 million) and Parachem Chemicals Inc. of $4 million (2023 – $400 million).

Schedule of compensation of Key Management Personnel

Compensation of the company’s Board of Directors and members of the Executive Leadership Team for the years ended December 31 is as follows:

($ millions)	2024	2023
Salaries and other short-term benefits	12	10
Pension and other post-retirement benefits	2	3
Share based compensation(1)	63	46
	77	59

(1)	The increase in share based compensation in 2024 is due to the increase in the company’s share price.